Exhibit 10.1

Letter of Intent

This Memorandum of January 28, 2008, is a Letter of Intent between:

Scout Exploration Inc., a Nevada (USA) corporation, and

Kerrisdale Resources Ltd, an Alberta (Canada) corporation,

Witnesseth That:

      Whereas, Scout Exploration Inc. (SCXN)  and Kerrisdale Resources Ltd (“KR”) have discussed terms in which SCXN would purchase a 100% interest in the outstanding shares of KR owned by Brian Mahood and,

      Whereas, both parties now wish to reduce the terms of such discussion to this Memorandum;

      Now, therefore, for and in consideration of the premises, and of the mutual terms and covenants herein contained, SCXN and KR agree as follows:

  SCXN can purchase a 100% of the outstanding shares of KR, which owns the following assets (see attachment ‘A’) upon accomplishing the following:
  Payment to Brian Mahood of $25,000.00 CAD non-refundable upon signing of this agreement for an exclusive 90 day due diligence period.
  Payment of $375,000.00 upon completion of an independent engineering report to be commissioned and paid by SCXN to be finished within 90 days of signing this Letter on Intent.
  Issuing to Brian Mahood a debenture in the amount of $300,000.00 bearing 6.75% interest for a term of three years. Interest on the principal of $300,000.00 at 6.75% (annual) to be paid quarterly, commencing with the effective date of Jan. 1, 2008.  The first interest payment will be April 1, 2008.  After 1 year, Scout will have the option of paying a sinking fund payment of one third of the principal ($100,000.00) and continue to pay the interest quarterly on the outstanding principal or paying the entire principal ($300,000.00) with a 6 month interest penalty.  After 2 years, if the entire principal is not paid at the end of the first year, Scout will have the option of paying a sinking fund payment of one third of the principal ($100,000.00) and continuing to pay the interest quarterly on the outstanding principal or paying the entire remaining principal with a 3 month interest penalty.  After 3 years, the entire remaining principal is payable.  The debenture will be secured by the purchased assets and properties of Kerrisdale Resources Ltd.

  Payment to Mr. Brian Mahood $1,000 per month for a period of one year, commencing January 1, 2008, to consult to SCXN in the smooth transition of operatorship of KR and the consolidation of the remaining approximate 57% interest of the operating gas fields.
  Payment of $500 per month office lease for a period of one year, commencing January 1, 2008,  to Kerrisdale Consulting  Inc.  This can be renewed at SCXN’s choice.
  Any net net cash in the bank up to and including December 31, 2007 will be removed.
  Current contracting services (accounting, engineering, etc ) will remain in place as long as they still market competitive.
  The effective date of the sale shall be January 1, 2008.
  SCXN shall be the operator under Brian Mahood’s direction.

  This Letter of Intent shall be superseded, prior to closing on the definitive agreement between SCXN and Brian Mahood, by a Purchase and Sales Agreement between SCXN and Brian Mahood. The parties shall work in good faith to draft and execute such Purchase and Sales Agreement with 90 days from the signing hereof.

  This Letter of Intent must be accepted by Brian Mahood and returned to SCXN no later than noon (PT), Tuesday, January 29, 2008.  A signed document, returned by fax, will be considered an execution of this Letter of Intent.

      Witness the following signatures and seals:

Scout Exploration Inc.                                      Kerrisdale Resources Ltd.

By _/s/ Jason Walsh            _____                   By _/s/ Brian Mahood        ______
          Authorized Signatory                                         Authorized Signatory

Schedule A - Assets of Kerrisdale Resources Ltd.

1/30/2008

Lands	Wells	Well Status	Producing Zone	Working Interests and GORR received	Partners	Burdens	Operating Costs	Annual Surface Lease Rentals	Annual Mineral Lease Rentals	Remarks
SW¼ 26-18-1W4	6-26-18-1W4	Producing gas	Milk River & Medicine Hat	100%		15% Lessor royalty payable to Conoco	$75/well/month + $5.00/103m3 transportation & processing		$161.00	Contract operated by Direct Energy
SE¼ 26-18-1W4	8-26-18-1W4	Producing gas	Milk River & Medicine Hat	20% BPO, 30% APO + 5% non-convertible GORR (Paid Out)	Hilda 2002 JV	15% Lessor royalty payable to Conoco	$75/well/month + $5.00/103m3 transportation & processing	$1,600.00		Contract operated by Direct Energy
NW¼ 26-18-1W4	14-26-18-1W4	Producing gas	Milk River & Medicine Hat	10% W.I. + 10% non-convertible GORR	Hilda 2001 JV	15% Lessor royalty payable to Conoco	$75/well/month + $5.00/103m3 transportation & processing	$1,900.00		Contract operated by Direct Energy
NE¼ 26-18-1W4	16-26-18-1W4	Producing gas	Milk River & Medicine Hat	20% BPO, 30% APO + 5% non-convertible GORR (Paid Out)	Hilda 2002 JV	Crown sliding scale	$75/well/month + $5.00/103m3 transportation & processing		$224.00	Contract operated by Direct Energy
SE¼ 8-19-1W4	8-8-19-1W4	Producing gas	Milk River & Medicine Hat	20% BPO, 30% APO + 5% non-convertible GORR (Paid Out)	Hilda 2002 JV	15% Lessor royalty payable to Conoco	$75/well/month + $5.00/103m3 transportation & processing		$213.33	Contract operated by Direct Energy Estimated water disposal cost $150/month
SW¼ 8-19-1W4	6-8-19-1W4	Producing gas	Milk River & Medicine Hat	100%		15% Lessor royalty payable to Conoco	$75/well/month + $5.00/103m3 transportation & processing	$1,050.00		Contract operated by Direct Energy
NE¼ 8-19-1W4	10-8-19-1W4	Producing gas	Milk River & Medicine Hat	100%		15% Lessor royalty payable to Conoco	$75/well/month + $5.00/103m3 transportation & processing	$950.00		Contract operated by Direct Energy
NW¼ 8-19-1W4	13-8-19-1W4	Producing gas	Milk River & Medicine Hat	20% BPO, 30% APO + 5% non-convertible GORR (Paid Out)	Hilda 2002 JV	15% Lessor royalty payable to Conoco	$75/well/month + $5.00/103m3 transportation & processing			Contract operated by Direct Energy Estimated water disposal cost $150/month
SE¼ 26-20-4W4	8-26-20-4W4	Producing gas	Milk River	20%	Atlee-Buffalo JV	15% Lessor royalty payable to Conoco	$75/well/month + $5.00/103m3 transportation & processing			Undrilled spacing unit held by production Contract operated by Direct Energy
SW¼ 26-20-4W4	6-26-20-4W4	Producing gas	Milk River	20%	Atlee-Buffalo JV	15% Lessor royalty payable to Conoco	$75/well/month + $5.00/103m3 transportation & processing	$1,300.00		Payout account starts Feb. 1, 2002 for the amount of 50% of $22,576.55 Contract operated by Direct Energy
NE¼ 26-20-4W4	16-26-20-4W4	Producing gas	Milk River	20%	Atlee-Buffalo JV	15% Lessor royalty payable to Conoco	$75/well/month + $5.00/103m3 transportation & processing	$700.00		Payout account starts Feb. 1, 2002 for the amount of 50% of $22,576.55 Contract operated by Direct Energy
NW¼ 26-20-4W4	14-26-20-4W4	Producing gas	Milk River	20%	Atlee-Buffalo JV	15% Lessor royalty payable to Conoco	$75/well/month + $5.00/103m3 transportation & processing			Contract operated by Direct Energy
NE¼ 26-20-8W4	10-26-20-8W4	Producing gas	Milk River & Medicine Hat	100%		20% Lessor royalty payable to Conoco	$150/well/month + $0.31/mcf ($10.65/103m3) transportation	$2,000.00		Contract operated by Conoco
12-46-11W4	6-12-46-11W4	Producing gas	Colony Sparky Lloydminster Wabamun	10% BPO, 6% APO (Paid Out)		Crown sliding scale		$2,000.00		Operated by Dorian Energy
6-57-21W4	Nil			25%	Mancal Energy Writers Oil & Gas	Crown sliding scale				Operated by Mancal Expires Sept. 8, 2010 P&NG below base Viking

Schedule A - Assets of Kerrisdale Resources Ltd.

1/30/2008

Lands	Wells	Well Status	Producing Zone	Working Interests and GORR received	Partners	Burdens	Operating Costs	Annual Surface Lease Rentals	Annual Mineral Lease Rentals	Remarks
S½ & NW¼ 31-39-4W4	2-31-39-4W4	Abandoned		5%	Goodwell Petroleum Bear Ridge Resources Provost JV	Crown sliding scale				Operated by Goodwell P&NG to base Mannville (cont.)
10-47-21W4	6-10-47-21W4	Standing	Edmonton	25%	Redcliffe Exploration	Crown sliding scale				Operated by Mancal P&NG to base Edmonton (cont.)
W½ & all 32-6-6W2		Producing oil	Mississippian	2.0% GORR		Nil		Nil	Nil	Morrisview, Sask.
Lsd 5 & N½ 33-3-31W1		Producing oil	Mississippian	1.0% GORR		Nil		Nil	Nil	Ingoldsby, Sask.

Joint Venture	Partners	W.I. BPO	W.I. APO	Remarks
Alfae-Buffalo JV	Kerrisdale Resources Ltd.	20.0000000	20.0000000	
	Forge Energy Ltd.	10.0000000	10.0000000	
	561139 Alberta Ltd.	10.5000000	10.5000000	
	HBN Holdings Ltd.	7.0000000	7.0000000	
	Edel Energy Ltd.	5.8333330	5.8333330	
	Agate Resources Inc.	7.0000000	7.0000000	
	McLeod Oil & Gas Inc.	7.0000000	7.0000000	
	AGH Resources Ltd.	11.6666670	11.6666670	
	LL&S Holdings Ltd.	7.0000000	7.0000000	
	Caboose Rentals Inc.	7.0000000	7.0000000	
	996862 Alberta Ltd.	3.5000000	3.5000000	
	R2J3 Ventures	3.5000000	3.5000000	
Hilda 2001 JV	Kerrisdale Resources Ltd.	10.0000000	10.0000000	
	Forge Energy Ltd.	35.0000000	35.0000000	Subject to non-convertible 10% GORR BPO & APO payable to Kerrisdale
	Rally Resources Ltd.	20.0000000	20.0000000	
	Ramco Energy Resources Ltd.	25.0000000	25.0000000	
	3-D Contracting Ltd.	10.0000000	10.0000000	
Hilda 2002 JV	Kerrisdale Resources Ltd.	20.0000000	31.7857143	
	Ramco Energy Resources Ltd.	15.0000000	10.7142857	Subject to non-convertible 5% GORR BPO & APO payable to Kerrisdale
	3-D Contracting Ltd.	14.0000000	10.0000000	
	Superb Resources Inc.	14.0000000	10.0000000	
	998311 Alberta Ltd.	14.0000000	10.0000000	
	Forge Energy Ltd.	10.0000000	21.7857143	
	HBN Holdings Ltd.	5.0000000	3.5714286	
	Bomar Marketing Ltd.	5.0000000	0.0000000	
	Edel Energy Ltd.	3.0000000	2.1428571	
Viking Kinsella 6-12-46-11W4	Kerrisdale Resources Ltd.	10.0000000	6.0000000	
	Forge Energy Ltd.	5.0000000	3.0000000	
	Ramco Energy Resources Ltd.	5.0000000	3.0000000	
	Dorian Energy et al	80.0000000	88.0000000	
Provost JV	Kerrisdale Resources Ltd.	5.0000000		
	Camun Consulting Corp.	7.5000000		
	Forge Energy Ltd.	5.0000000		
	William Scott McGregor	5.0000000		
	1144168 Alberta Ltd.	2.5000000